Income Taxes (Restated)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes (Restated)

Note 8 – Income Taxes (Restated)

The Company has not made provision for income taxes for the years ended December 31, 2021, since the Company has the benefit of net operating losses in these periods.

The reconciliation of income tax benefit at the U.S. statutory rate of 21% to the Company’s tax expense is as follows:

	December 31,	December 31,
	2021	2020
	(Restated)
Federal tax benefit at statutory rate	$(241,948)	$(21,111)
State income tax benefit, net of federal tax effect	(95,051)	(8,293)
Permanent differences	19,381	19,381
Change in valuation allowance	317,618	10,023
	$-	$-

The principal components of deferred tax assets consist of the following:

	December 31,	December 31,
	2021	2020
	(Restated)
Deferred income tax asset:
Net operation loss carry forwards	$890,970	$587,699
Fixed assets	7,479	8,110
Intangibles	7,788	7,788
Interest	45,574	30,596
R&D tax credits	87,801	87,801
Total deferred income tax asset	1,039,612	721,994
Less: valuation allowance	(1,039,612)	(721,994)
Total deferred income tax asset	$-	$-

The Company has approximately $3,000,000 of net operating losses (“NOL”) carried forward to offset taxable income, if any, in future. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax asset relating to NOLs for every period because it is more likely than not that all of the deferred tax asset will not be realized.